Exhibit 10.3

NEWGENIVF GROUP LIMITED

36/39-36/40, 13th Floor, PS Tower

Sukhumvit 21 Road (Asoke)

Khlong Toei Nuea Sub-district

Watthana District

Bangkok 10110, Thailand

[HOLDER]

August 14, 2026

Dear Sirs:

This agreement (this “Agreement”) is being delivered to you in connection with that certain understanding by and between NewGenIvf Group Limited, a business company incorporated under the laws of the British Virgin Islands with offices located at 36/39-36/40, 13th Floor, PS Tower, Sukhumvit 21 Road (Asoke), Khlong Toei Nuea Sub-district, Watthana District, Bangkok 10110, Thailand (the “Company”), and the undersigned (“Holder”).

The Company and certain investors (including the Holder) have entered into that certain Exchange Agreement, dated as of August 11, 2026 (the “Exchange Agreement”), pursuant to which, among other things, the Company will issue to the Holder, in exchange for certain portions of the Existing Securities (as defined in the Exchange Agreement), the New Note (as defined in the Exchange Agreement), which will be convertible (such shares as converted, the “New Conversion Shares”) into the Company’s Class A ordinary shares, no par value per share (the “Ordinary Shares”), in accordance with the terms of the New Note. Capitalized terms not defined herein shall have the meaning as set forth in the Exchange Agreement.

During the period commencing on the Closing Date and ending on the earlier to occur of (i) such date as the Holder no longer holds any New Notes and (ii) such date upon which any breach or default by the Company of any term of the Transaction Documents (including, without limitation, the occurrence of an Event of Default (as defined in the New Note)) or this Agreement occurs, regardless of whether such breach is subsequently cured (such period, the “Restricted Period”), neither the Holder, nor any of its Affiliates (as defined in the Existing Securities Purchase Agreements, as applicable), collectively, shall sell any New Conversion Shares (the “Restricted Securities”) during any Trading Day in any given calendar month during such Restricted Period (each, an “Applicable Month”), in an aggregate amount, when taken together with all other sales of Restricted Securities by the Holder and its Affiliates during such Applicable Month, representing more than the greater of (x) $550,000.00 in aggregate sale price of Restricted Securities during such Applicable Month and (y) 20% of the quotient of (i) the sum of the daily composite trading volume of the Ordinary Shares as reported by Bloomberg, LP on each Trading Day during such Applicable Month, divided by (ii) the number of Trading Days in such Applicable Month (the “Trading Limit”). Notwithstanding anything herein to the contrary, nothing herein shall prohibit the Holder from tendering any Restricted Securities or other securities to any Person in a tender offer or other Fundamental Transaction (as defined in the Existing Securities Purchase Agreements, as applicable). “Trading Day” means during the period commencing on the hour starting at 9:30:00 a.m., New York time, through and ending on the hour ending 4:00:00 p.m., New York time, on any given day on which the Ordinary Shares are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Ordinary Shares, then on the principal securities exchange or securities market on which the Ordinary Shares are then traded.

Notwithstanding anything herein to the contrary, on or after the date hereof, the Holder may, directly or indirectly, sell or transfer all, or any part, of the Restricted Securities (or any securities convertible or exercisable into Restricted Securities, as applicable) to any Person (an “Assignee”) (other than through the open market) without complying with (or otherwise limited by) the restrictions set forth in this Agreement; provided, that as a condition to any such sale or transfer an authorized signatory of the Company and such Assignee duly execute and deliver a leak-out agreement in the form of this Agreement with respect to such transferred Restricted Securities (or such securities convertible or exercisable into Restricted Securities, as applicable) (an “Assignee Agreement”) and sales of the Holder and its Affiliates and all Assignees shall be aggregated for all purposes of this Agreement and all Assignee Agreements.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Ordinary Shares if such transfer would constitute a violation or breach of this Agreement.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and shall be given in accordance with the terms of the Exchange Agreement.

The Company and the Holder each hereby represents and warrants that it has full power and authority to enter into this Agreement and that upon request of the other party, such party, will execute any additional documents necessary to ensure the validity or enforcement of this Agreement.

This Agreement, together with the Transaction Documents, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this letter agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any provision of law or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Wilmington, Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this letter agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this letter agreement or any transaction contemplated hereby.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this letter agreement, the other parties hereto would not have an adequate remedy at law for money damages in the event that this Agreement has not been performed in accordance with its terms, and therefore agrees that such other parties shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled, at law or in equity.

The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other holder of securities of the Company to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

Agreed to and Acknowledged:

NEWGENIVF GROUP LIMITED

By:
Name: Siu Wing Fung Alfred
Title: CEO

[HOLDER]

By:
Name:
Title: